                              MID-YEAR REPORT 1998

                                       TY

                                 TRI-CONTINENTAL
                                   CORPORATION

                         AN INVESTMENT YOU CAN LIVE WITH

TRI-CONTINENTAL CORPORATION INVESTS PRIMARILY TO PRODUCE LONG-TERM GROWTH OF BOTH CAPITAL AND INCOME, WHILE PROVIDING REASONABLE CURRENT INCOME.

TY is Tri-Continental Corporation's symbol for its Common Stock on the New York Stock Exchange.

TRI-CONTINENTAL CORPORATION

To the Stockholders:                                               July 31, 1998

   For the second quarter of 1998, Tri-Continental Corporation posted a total return of 1.66% based on net asset value, outpacing the 0.41% total return of its peers as measured by the Lipper Closed-End Growth & Income Funds Average. Tri-Continental's total return based on market price was 0.87%. For the three-month period, the Standard & Poor's 500 Composite Stock Price Index (S&P
500) had a total return of 3.30%. A discussion with your Portfolio Manager regarding the second quarter begins on page 3.

   The US economy, now in its eighth year of expansion, continued to grow in the second quarter, helped by low inflation, steady wage increases, strong consumer spending, a tight labor market, and healthy consumer confidence. According to the Conference Board, consumer confidence rose to a 29-year high in June, reflecting these positive fundamentals. Further, the supply of consumer goods kept pace with demand, which helped the economic expansion remain balanced. However, some economic indicators suggested the start of a deceleration in the pace of growth toward the end of the second quarter.

   Ironically, the Asian financial crisis actually strengthened the US equity market, as it increased demand for "safe haven" equities. Domestic and overseas investors retreated into well-known, liquid stocks with stable earnings and dividends, such as those contained in Tri-Continental's portfolio. Consequently, the market remained "narrow," with demand for large-capitalization growth stocks far outpacing demand for their value counterparts, as well as for small-capitalization and mid-capitalization stocks. The market effectively became two-tiered, as the 30 largest companies in the S&P 500 accounted for more than half of its gains during the second quarter.

   Looking ahead, while the Asian financial crisis only modestly affected the US economy in the second quarter of 1998, we believe its full impact is yet to come. This leads us to believe that the current benign business environment could become less stable. In fact, some early warning economic indicators started flashing cautionary signals toward the end of the second quarter as the economy began to decelerate. US corporate profits were coming under pressure, while several stock indices moved to new highs. While the basic fundamental case for stocks remains positive, investor expectations, at least for the short term, may be too optimistic.

TRI-CONTINENTAL CORPORATION

   While we expect the economy to remain healthy, it may not grow at the strong pace seen over the past few years. Investors should maintain realistic expectations for the future. Trends of the past three years, whereby the equity markets posted returns in excess of 20%, are well above historic norms, and may not continue. Under this scenario, the Corporation's strategy of identifying current income and capital appreciation potential at a competitive price should be an advantage in the months to come, regardless of economic conditions or investor sentiment.

   As you may know, companies are modifying their computer systems to recognize dates of January 1, 2000, and beyond. This is often referred to as the "Y2K" problem. Unless systems are updated, many applications may interpret the last two digits of the year to mean 1900 instead of 2000. J. & W. Seligman & Co. Incorporated, Tri-Continental Corporation, and Seligman Data Corp., your shareholder service agent, have jointly established a team to ensure that your investment and shareholder services are not disrupted. This team is supported by consulting firms specializing in Y2K solutions. Substantial work has been performed to date, and we are confident that there will be no disruption in the services provided by your Corporation.

   Tri-Continental Corporation's Annual Meeting took place on Thursday, May 21, 1998, in St. Louis, Missouri. At the meeting, four directors were elected and the selection of Deloitte & Touche LLP as auditors was ratified. Stockholder proposals, including a proposal to convert Tri-Continental to an open-end fund and a proposal to allow stockholders access to the names and addresses of all stockholders, were rejected by the majority of the stockholders. For the complete results of the vote, please refer to page 23.

   Thank you for your continued interest in Tri-Continental Corporation. We look forward to serving your investment needs in the many years to come. The Corporation's portfolio of investments and financial statements follow this letter.

By order of the Board of Directors,

/s/ William Morris
------------------
William C. Morris
Chairman

                                                               /s/ Brian Zino
                                                               --------------
                                                               Brian T. Zino
                                                               President

TRI-CONTINENTAL CORPORATION

INTERVIEW WITH YOUR PORTFOLIO MANAGER

SELIGMAN GROWTH AND INCOME TEAM
[GRAPHIC]


RODNEY COLLINS, AMY FUJII, MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT), JONATHAN ROTH, CHARLES C. SMITH, JR. (PORTFOLIO MANAGER)

What were Tri-Continental Corporation's investment results in the second quarter of 1998?

"Tri-Continental Corporation posted a total return of 1.66% based on net asset value for the three months ended June 30, 1998. This return outpaced the 0.41% total return of its peers, as measured by the Lipper Closed-End Growth & Income Funds Average, and the 0.26% return of the Lipper Growth & Income Funds Average, which measures the results of mutual funds with investment objectives similar to Tri-Continental's. The Standard & Poor's 500 Composite Stock Price Index (S&P
500) had a total return of 3.30% for the quarter. Tri-Continental Corporation's total return based on market price was 0.87%."

Which economic and market factors influenced the Corporation's results in the second quarter of 1998?

   "Positive economic fundamentals continued to fuel the US economy's pace of growth throughout the second quarter.However, as the quarter came to a close, there appeared to be some indications that the rate of economic growth was beginning to slow.

   "Although the Asian financial crisis actually had a positive impact on the US equity market during the quarter, it negatively affected corporate profits in some industries. Due to depressed demand for their products at home, Asian companies infused US consumer markets with inexpensive imports, effectively tempering inflationary pressures that usually emerge during periods of sustained economic growth. Further, the crisis stimulated demand for "safe haven" US equities, as domestic and overseas investors favored well-known, liquid, large-capitalization growth stocks over international issues, smaller-capitalization stocks, and value stocks. This drove valuations higher in the large-capitalization market."

What was your investment strategy?

   "We continued to maintain our investment strategy of seeking domestic stocks that possessed attractive yields, low volatility, and earnings stability. We remained focused on reasonably valued domestic issues with strong fundamentals and steady earnings growth, some of which have large, yet diversified international exposure. Consequently, we made no major changes in the Corporation's portfolio holdings during the quarter."

TRI-CONTINENTAL CORPORATION

INVESTMENT RESULTS PER COMMON SHARE

TOTAL RETURNS*
FOR PERIODS ENDED JUNE 30, 1998

                                             Average Annual
                                         -----------------------
                       Three     Six     One      Five      10
                       Months   Months   Year     Years    Years
                       ------   ------   -----    -----    -----

MARKET PRICE**          0.87%   12.23%   22.93%   17.33%   15.49%

NET ASSET VALUE**       1.66    14.03    21.92    19.13    16.37

LIPPER CLOSED-END
  GROWTH & INCOME
  FUNDS AVERAGE***      0.41    12.86    22.96    18.68    15.64

S&P 500***              3.30    17.71    30.16    23.08    18.56

PRICE PER SHARE

                    June 30, 1998   March 31, 1998   December 31, 1997
                    -------------   --------------   -----------------
MARKET PRICE           $27.875          $29.5625         $26.6875

NET ASSET VALUE         34.02            35.80            32.06



DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                          Capital Gain
                       --------------------------------------------------
                       Dividends Paid+    Paid      Realized   Unrealized
                       --------------     ----      --------   ----------
                            $0.26        $1.835++    $2.07       $9.58+++


    --------------------------------------------------------------------
    The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

  * Returns for periods of less than one year are not annualized.

 ** These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares.

*** The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Closed-End Growth & Income Funds Average excludes the effect of any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees and sales charges. Investors cannot invest directly in an index or an average.

  + Preferred Stockholders were paid dividends totaling $1.25 per share.

 ++ Represents realized capital gains from 1997, which were paid on June 23, 1998.

+++ Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 1998.

TRI-CONTINENTAL CORPORATION

WHICH INDUSTRIES IMPROVED THE CORPORATION'S RESULTS IN THE SECOND QUARTER?

   "The portfolio's holdings in capital goods, consumer cyclicals, finance, health care, and technology all posted strong returns. The consumer cyclicals sector performed especially well, led by Chrysler Corp. Also, a slight overweighting in the energy sector positively contributed to the Corporation's results, despite the drop in energy prices. We will remain overweight in energy stocks, as we believe this decline will be short-lived. Additionally, these stocks have attractive yields and reasonable valuations, and we believe long-term prospects for the portfolio's energy holdings are favorable.

   "The portfolio's underweighted position in technology enabled the Corporation to avoid the negative impact of dwindling Asian demand on corporate earnings in the industry. We will remain underweight in this sector until the long-term effects of the Asian crisis become clearer."

WHICH INDUSTRIES IMPAIRED THE CORPORATION'S PERFORMANCE IN THE SECOND QUARTER?

   "The consumer staples sector hindered the portfolio's investment results in the second quarter. Norfolk Southern, the Corporation's sole transportation holding, negatively affected the portfolio due to the issues associated with the company's acquisition of Conrail. Additionally, because of ongoing regulatory concerns and a competitive environment, the telecommunications sector underperformed expectations."

WHAT IS THE OUTLOOK?

   "We remain cautiously optimistic due to our expectations for stable but slowing economic growth. While the Asian financial crisis only modestly affected the US economy in the second quarter, and in fact may have helped to buoy stock prices, we believe it may further erode corporate profits in the months to come. The weakness in Asian currencies and economies is beginning to negatively impact some of the multinational corporations whose stock Tri-Continental owns and recent earnings pre-announcements by US companies indicate that corporate profits are coming under pressure in some industries. Further, economic indicators in the second quarter foreshadowed a possible deceleration of the economy's rate of growth. Nevertheless, Tri-Continental Corporation's portfolio remains conservatively invested in companies which have valuations below that of the overall market. Therefore, we believe the Corporation should be well-positioned in the third quarter.

TRI-CONTINENTAL CORPORATION

INTRODUCE TRI-CONTINENTAL TO A FRIEND

   At the 1998 Annual Meeting in St. Louis, Missouri, the Manager of Tri-Continental Corporation unveiled a new Investor Relations
Program--"Introduce Tri-Continental to a Friend."

   The Program is designed to help encourage potential investors to consider investing in Tri-Continental. This initiative targets the more than 43,500 current Stockholders of record, individual investors, Wall Street analysts, and financial consultants through a comprehensive effort including advertising, direct mail, and one-on-one meetings. Tri-Continental has also published a new brochure that traces its history since its launch in 1929.

   The "Introduce Tri-Continental to a Friend" campaign is based on the results of annual Stockholder surveys that showed fully 95% of Stockholders said they were either very satisfied or somewhat satisfied with Tri-Continental. Further, seven in 10 Stockholders said they were likely to recommend Tri-Continental to someone they know.

   Stockholders are invited to request a new investor package be sent to one or more family members, friends, or associates. The package includes a letter from Mr. William C. Morris, Tri-Continental's Chairman, a copy of the most recent Stockholder Report, a Prospectus, the story of Tri-Continental brochure, and a pamphlet explaining the attributes of a closed-end fund.

   The response card included in this Mid-Year Report allows you to request a copy of the new brochure and to request that family members, friends, or associates receive the "Introduce Tri-Continental to a Friend" new investor package.


[GRAPH]

   [The following table was depicted as a bar graph in the printed material.]

--------------------------------------------------------------------------------
                       Overall Stockholder Satisfaction

                                          Somewhat Satisfied      Very Satisfied

      Investment in TY             95%            36%                   59%
      Stockholder Services         97%            19%                   78%
--------------------------------------------------------------------------------

TRI-CONTINENTAL CORPORATION

HIGHLIGHTS OF THE FIRST HALF


                                                         JUNE 30,        DECEMBER 31,
ASSETS:                                                    1998              1997
                                                      --------------    --------------
Total assets ......................................   $3,822,064,548    $3,464,836,574
                                                          22,779,857        35,383,654
                                                      --------------    --------------
NET INVESTMENT ASSETS .............................   $3,799,284,691    $3,429,452,920
Preferred Stock, at par value .....................       37,637,000        37,637,000
                                                      --------------    --------------
Net Assets for Common Stock .......................   $3,761,647,691    $3,391,815,920
                                                      ==============    ==============
Common shares outstanding .........................      110,568,118       105,796,914
NET ASSETS BEHIND EACH COMMON SHARE ...............           $34.02            $32.06

                                                             SIX MONTHS ENDED JUNE 30,
                                                      --------------------------------
TAXABLE GAIN:                                              1998              1997
                                                      --------------    --------------
Net capital gain realized .........................   $  229,370,647    $  122,289,688
Per Common share ..................................            $2.07             $1.26
Unrealized capital gains, end of period ...........   $1,059,126,597    $1,002,829,508
Per Common share, end of period ...................            $9.58            $10.37

DISTRIBUTION OF GAIN:
Per Common share ..................................           $1.835            $0.807

INCOME:
Total income earned ...............................   $   37,063,229    $   37,982,269
Expenses ..........................................       10,563,340         9,321,340
Preferred Stock dividends .........................          940,925           940,925
                                                      --------------    --------------
Income for Common Stock ...........................   $   25,558,964    $   27,720,004
                                                      ==============    ==============
Expenses to average net investment assets .........            0.58%*            0.62%*
Expenses to average net assets for Common Stock ...            0.58%*            0.62%*

DIVIDENDS PER COMMON SHARE ........................            $0.26             $0.31
With December 1997 and June 1998 gain distributions
   taken in shares ................................            $0.29                 --

----------
* Annualized.

TRI-CONTINENTAL CORPORATION

DIVERSIFICATION OF NET INVESTMENT ASSETS

  The diversification of portfolio holdings by industry on June 30, 1998, was as follows. Individual securities owned are listed on pages 10 to 13.

                                                                                 PERCENT OF
                                                                               NET INVESTMENT
                                                                                   ASSETS
                                                                           -----------------------
                                                                           JUNE 30,   DECEMBER 31,
                                ISSUES        COST            VALUE          1998         1997
                                ------   --------------   --------------   --------   ------------
US GOVERNMENT SECURITIES            --               --               --       --          4.2%
CORPORATE BONDS                     --               --               --       --          0.6
TRI-CONTINENTAL
 FINANCIAL DIVISION                  3   $   17,798,984   $   18,869,765      0.5%         0.5
                                  ----   --------------   --------------    -----        -----
                                     3   $   17,798,984   $   18,869,765      0.5%         5.3%
                                  ----   --------------   --------------    -----        -----


COMMON STOCKS AND
 CONVERTIBLE ISSUES:

 Aerospace                           2   $   89,741,461   $  121,362,500      3.2%         2.4%
  Automotive and related             4      132,632,100      182,764,300      4.8          3.3
 Basic materials                     1       29,178,839       32,309,375      0.9          0.9
 Building and construction          --               --               --       --          0.5
 Chemicals                           2       72,280,687       84,598,125      2.2          2.4
 Communications                      7      235,523,915      295,445,000      7.8          6.6
 Computer and business services      4      170,560,752      252,318,750      6.7          6.9
 Consumer goods and services        10      412,044,123      478,739,500     12.6         11.2
 Diversified                         1       29,448,134       52,362,500      1.4          1.3
 Drugs and health care               8      259,301,404      423,208,438     11.1          8.3
 Electric and gas utilities          3      111,736,582      149,472,188      3.9          3.6
 Electronics                         1       56,701,326       62,376,875      1.6          5.9
 Energy                              7      340,378,942      404,114,688     10.6          8.3
 Entertainment and leisure          --               --               --       --          1.0
 Finance and insurance              12      317,060,094      626,378,437     16.5         16.9
 Manufacturing and
   industrial equipment              2      103,604,738      178,945,000      4.7          6.6
 Paper and forest products           4      125,269,660      132,460,000      3.5          2.7
 Publishing                          1       10,328,565       28,425,000      0.8          0.7
 Real estate investment trusts      --               --               --       --          0.4
 Retail trade                        3       96,964,557      148,050,937      3.9          2.3
 Steel                               1       36,447,698       31,453,125      0.8          0.6
 Transportation                      1       28,977,532       31,452,187      0.8          0.5
                                  ----   --------------   --------------    -----        -----
                                    74   $2,658,181,109   $3,716,236,925     97.8%        93.3%
                                  ----   --------------   --------------    -----        -----
SHORT-TERM HOLDINGS AND
 OTHER ASSETS LESS LIABILITIES       1       64,178,001       64,178,001      1.7          1.4
                                  ----   --------------   --------------    -----        -----
NET INVESTMENT ASSETS               78   $2,740,158,094   $3,799,284,691    100.0%       100.0%
                                  ====   ==============   ==============    =====        =====

TRI-CONTINENTAL CORPORATION

LARGEST PORTFOLIO CHANGES
APRIL 1 TO JUNE 30, 1998

                                SHARES
                        ----------------------
                                     HOLDINGS
ADDITIONS               INCREASE     6/30/98
---------               ---------    ---------
Allegheny
   Teledyne, Inc.         501,000    1,375,000
American Telephone
   & Telegraph
   Company                375,000      375,000
Avon Products, Inc.       450,000      450,000
The British Petroleum
   Company plc (ADRs)     425,000      425,000
Eaton Corporation         117,700      352,700
GTE Corporation           295,000    1,065,000
Kimberly-Clark
   Corporation            760,000      760,000
Mobil Corporation         270,000    1,220,000
United Technologies
   Corporation            200,000      935,000
The Williams
   Companies, Inc.        400,000    1,915,000


                                SHARES
                        ----------------------
                                     HOLDINGS
REDUCTIONS              DECREASE     6/30/98
----------              ---------    ---------
Amoco Corporation         400,000           --
AMP Inc.                  665,000           --
Bell Atlantic
   Corporation            425,000           --
Deere &
   Company, Inc.          505,000           --
General Re
   Corporation             75,000           --
Illinois Tool
   Works, Inc.            300,000           --
RJR Nabisco Holdings
   Corporation            891,600      483,400
Security Capital US
   Realty Trust         1,000,000           --
Sherwin-Williams
   Corporation            600,000           --
Thomas & Betts
   Corporation            600,000           --

Largest portfolio changes from the previous quarter to the current quarter are based on cost of purchases and proceeds from sales of securities.

10 LARGEST HOLDINGS
JUNE 30, 1998

                                                          VALUE
                                                      ------------
General Electric Company                              $145,600,000
Exxon Corporation                                      120,161,563
Mobil Corporation                                       93,482,500
United Technologies Corporation                         86,487,500
Microsoft Corporation                                   85,640,938
American International Group, Inc.                      81,030,000
Chrysler Corporation                                    78,079,375
Bristol-Myers Squibb Company                            72,985,313
American General Corporation                            71,187,500
International Business Machines Corporation             69,461,562

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS

                                                                                          JUNE 30, 1998
                                                                             SHARES           VALUE
                                                                            ---------      ------------
COMMON STOCKS -- 97.8%
AEROSPACE -- 3.2%
GENERAL DYNAMICS CORPORATION                                                  750,000      $ 34,875,000
  Diversified defense contractor
UNITED TECHNOLOGIES CORPORATION                                               935,000        86,487,500
  Manufacturer of elevators, jet engines, flight systems, and
  automotive parts                                                                         ------------
                                                                                           $121,362,500
                                                                                           ------------
AUTOMOTIVE AND RELATED -- 4.8%
CHRYSLER CORPORATION                                                        1,385,000      $ 78,079,375
  Manufacturer of automobiles, trucks, and related parts
DANA CORPORATION                                                              575,000        30,762,500
  Manufacturer and distributor of products and
  systems for automotive and related markets
EATON CORPORATION                                                             352,700        27,422,425
  Diversified manufacturer, including truck transmissions and axles
HARLEY-DAVIDSON INC.                                                        1,200,000        46,500,000
  Manufacturer of motorcycles                                                              ------------
                                                                                           $182,764,300
                                                                                           ------------
BASIC MATERIALS -- 0.9%
ALUMINUM COMPANY OF AMERICA                                                   490,000      $ 32,309,375
  Aluminum producer                                                                        ------------

CHEMICALS -- 2.2%
DUPONT (E.I.) DE NEMOURS AND COMPANY                                          595,000      $ 44,401,875
  Producer of chemicals
THE B.F. GOODRICH COMPANY                                                     810,000        40,196,250
  Chemical manufacturer; supplier of systems and component
  parts for the aerospace industry                                                         ------------
                                                                                           $ 84,598,125
                                                                                           ------------
COMMUNICATIONS -- 7.8%
AMERICAN TELEPHONE & TELEGRAPH COMPANY                                        375,000      $ 21,421,875
  Provider of telephone services, systems, and equipment
AMERITECH CORPORATION                                                         955,000        42,855,625
  Provider of telecommunications services
GTE Corporation                                                             1,065,000        59,240,625
  Provider of telephone services, systems, and equipment
SBC COMMUNICATIONS, INC.                                                    1,070,000        42,800,000
  Provider of telephone services in the Southwest
SPRINT CORPORATION                                                            385,000        27,142,500
  Global communications company
US WEST COMMUNICATIONS GROUP                                                  915,000        43,005,000
  Provider of telephone services
WORLDCOM INC.*                                                              1,220,000        58,979,375
  Diversified telecommunications company                                                   ------------
                                                                                           $295,445,000
                                                                                           ------------
COMPUTER AND BUSINESS SERVICES -- 6.7%
INTEL CORPORATION                                                             640,000      $ 47,420,000
  Manufacturer of semiconductors and memory circuits
INTERNATIONAL BUSINESS MACHINES CORPORATION                                   605,000        69,461,562
  Manufacturer of micro and personal computers
MICROSOFT CORPORATION*                                                        790,000        85,640,938
  Developer of computer software


----------
See footnotes on page 13.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (CONTINUED)                               JUNE 30, 1998


                                                                             SHARES           VALUE
                                                                            ---------      ------------
COMPUTER AND BUSINESS SERVICES (continued)
XEROX CORPORATION                                                             490,000      $ 49,796,250
   Developer and marketer of document processing products and services
                                                                                           ------------
                                                                                           $252,318,750
                                                                                           ------------
CONSUMER GOODS AND SERVICES -- 12.6%
ANHEUSER-BUSCH COMPANIES, INC.                                              1,180,000      $ 55,681,250
  Brewery; theme park operator; manufacturer and
  recycler of aluminum beverage containers
AVON PRODUCTS, INC.                                                           450,000        34,875,000
  Manufacturer of household and personal care products
COCA-COLA COMPANY                                                             770,000        65,835,000
  Manufacturer of soft drinks and consumer products
CONAGRA, INC.                                                               1,795,000        56,879,063
  Developer and manufacturer of prepared foods and agricultural products
GENERAL MILLS, INC.                                                           520,000        35,555,000
  Manufacturer and marketer of consumer foods and restaurants
PEPSICO, INC.                                                               1,190,000        49,013,125
  Manufacturer and marketer of soft drinks and consumer products
PHILIP MORRIS COMPANIES, INC.                                               1,530,000        60,243,750
  Manufacturer of tobacco products, food, and beverages
PROCTER & GAMBLE COMPANY                                                      600,000        54,637,500
  Manufacturer and distributor of household and personal care products
RJR NABISCO HOLDINGS CORPORATION                                              483,400        11,480,750
  Manufacturer of tobacco products and processed foods
SARA LEE CORPORATION                                                          975,000        54,539,062
  Manufacturer of processed foods and consumer products                                    ------------
                                                                                           $478,739,500
                                                                                           ------------
DIVERSIFIED -- 1.4%
ALLIEDSIGNAL INC.                                                           1,180,000      $ 52,362,500
  Producer of aerospace and automotive materials                                           ------------

DRUGS AND HEALTH CARE -- 11.1%
ABBOTT LABORATORIES                                                         1,080,000      $ 44,145,000
  Developer and manufacturer of diversified health care products
AMERICAN HOME PRODUCTS CORPORATION                                          1,300,000        67,275,000
  Developer and manufacturer of pharmaceuticals, food, and housewares
BAXTER INTERNATIONAL INC.                                                     650,000        34,978,125
  Manufacturer and distributor of hospital and laboratory products
BRISTOL-MYERS SQUIBB COMPANY                                                  635,000        72,985,313
  Developer and manufacturer of health and personal care products
JOHNSON & JOHNSON                                                             650,000        47,937,500
  Manufacturer of health care products
MERCK & CO., INC.                                                             515,000        68,881,250
  Manufacturer of pharmaceuticals
PFIZER INC.                                                                   320,000        34,780,000
  Manufacturer of health care consumer products and specialty chemicals
SCHERING-PLOUGH CORPORATION                                                   570,000        52,226,250
  Manufacturer of pharmaceuticals and health and personal care products                    ------------
                                                                                           $423,208,438
                                                                                           ------------
ELECTRIC AND GAS UTILITIES -- 3.9%
EDISON INTERNATIONAL                                                        1,500,000      $ 44,343,750
  Power company
UNICOM CORPORATION                                                          1,155,000        40,497,188
  Electric utility


----------
See footnotes on page 13.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)                               JUNE 30, 1998


                                                                             SHARES           VALUE
                                                                            ---------      ------------
ELECTRIC AND GAS UTILITIES (continued)
THE WILLIAMS COMPANIES, INC.                                                1,915,000      $ 64,631,250
  Transporter and producer of natural gas                                                  ------------
                                                                                           $149,472,188
                                                                                           ------------
ELECTRONICS -- 1.6%
RAYTHEON COMPANY CLASS "B"                                                  1,055,000      $ 62,376,875
  Producer of defense and commercial electronics                                           ------------

ENERGY -- 10.6%
THE BRITISH PETROLEUM COMPANY PLC (ADRS) (UNITED KINGDOM)                     425,000      $ 37,506,250
  Explorer, producer, refiner, and retailer of petroleum products
CHEVRON CORPORATION                                                           480,000        39,870,000
  Explorer, developer, and producer of crude oil and natural gas
EXXON CORPORATION                                                           1,685,000       120,161,563
  Explorer and producer of natural gas, oil, and petroleum products
MOBIL CORPORATION                                                           1,220,000        93,482,500
  International oil enterprise
ROYAL DUTCH PETROLEUM COMPANY (NETHERLANDS)                                 1,030,000        56,456,875
  International oil services
SCHLUMBERGER LTD.                                                             200,000        13,662,500
  Worldwide provider of energy services
TEXACO INC.                                                                   720,000        42,975,000
  Explorer, producer, transporter, refiner, and marketer of
  natural gas, oil, and petroleum products                                                 ------------
                                                                                           $404,114,688
                                                                                           ------------
FINANCE AND INSURANCE -- 16.5%
ACE LIMITED                                                                   900,000      $ 35,100,000
  Provider of liability insurance
AHMANSON (H.F.) & COMPANY                                                      800,000       56,800,000
  Provider of savings and loan services throughout the US
AMERICAN GENERAL CORPORATION                                                1,000,000        71,187,500
  Diversified financial services provider
AMERICAN INTERNATIONAL GROUP, INC.                                            555,000        81,030,000
  International insurance holding company
BANKAMERICA CORPORATION                                                       555,000        47,972,812
  Commercial bank in California and the Western states
BANK OF NEW YORK COMPANY, INC.                                              1,080,000        65,542,500
  Commercial bank
CITICORP                                                                      200,000        29,850,000
  Worldwide provider of financial services
FEDERAL NATIONAL MORTGAGE ASSOCIATION                                         720,000        43,740,000
  Mortgage financer
MARSH & MCLENNAN COMPANIES, INC.                                              780,000        47,141,250
  Insurance and reinsurance brokerage
MELLON BANK CORPORATION                                                       750,000        52,218,750
  Provider of financial services
ST. PAUL COMPANIES, INC.                                                    1,110,000        46,689,375
  Property and casualty insurer
TRAVELERS INCORPORATED                                                        810,000        49,106,250
  Provider of broad-based financial services
                                                                                           ------------
                                                                                           $626,378,437
                                                                                           ------------
MANUFACTURING AND
  INDUSTRIAL EQUIPMENT -- 4.7%
GATX Corporation                                                              760,000      $ 33,345,000
  Railcar leasing; equipment financing


----------
See footnotes on page 13.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (CONTINUED)                               JUNE 30, 1998


                                                                             SHARES            VALUE
                                                                            ---------      --------------
MANUFACTURING AND
  INDUSTRIAL EQUIPMENT (continued)
GENERAL ELECTRIC COMPANY                                                    1,600,000      $  145,600,000
  Supplier of electrical equipment and other industrial
  and consumer products                                                                    --------------
                                                                                           $  178,945,000
                                                                                           --------------
PAPER AND FOREST PRODUCTS -- 3.5%
FORT JAMES CORPORATION                                                        865,000      $   38,492,500
  Producer of paper and related products
KIMBERLY-CLARK CORPORATION                                                    760,000          34,865,000
  Consumer paper products, newsprint
THE MEAD CORPORATION                                                        1,080,000          34,290,000
  Manufacturer of paper, lumber, and wood products
UNION CAMP CORPORATION                                                        500,000          24,812,500
  Producer of paper products, building materials, and chemicals                            --------------
                                                                                           $  132,460,000
                                                                                           --------------
PUBLISHING -- 0.8%
GANNETT COMPANY, INC.                                                         400,000      $   28,425,000
  Newspapers; radio and television broadcasting                                            --------------

RETAIL TRADE -- 3.9%
MAY DEPARTMENT STORES COMPANY                                                 795,000      $   52,072,500
  Department store operator
J.C. PENNEY COMPANY, INC.                                                     735,000          53,149,687
  Operator of retail department stores and drugstores; insurance
WAL-MART STORES, INC.                                                         705,000          42,828,750
  Discount retailer                                                                        --------------
                                                                                           $  148,050,937
                                                                                           --------------
STEEL -- 0.8%
ALLEGHENY TELEDYNE, INC.                                                    1,375,000      $   31,453,125
  Manufacturer of specialty metals and aviation and electronics products                   --------------

TRANSPORTATION -- 0.8%
NORFOLK SOUTHERN CORPORATION                                                1,055,000      $   31,452,187
  Railroad holding company                                                                 --------------

TOTAL COMMON STOCKS
  (Cost: $2,658,181,109)                                                                   $3,716,236,925
                                                                                           --------------
TRI-CONTINENTAL FINANCIAL DIVISION+- 0.5%
  (Cost: $17,798,984)                                                                      $   18,869,765
                                                                                           --------------
SHORT-TERM HOLDINGS - 2.0%
  (Cost: $74,100,000)                                                                      $   74,100,000
                                                                                           --------------
TOTAL INVESTMENTS - 100.3%
  (Cost: $2,750,080,093)                                                                   $3,809,206,690

OTHER ASSETS LESS LIABILITIES - (0.3)%                                                         (9,921,999)
                                                                                           --------------
NET INVESTMENT ASSETS - 100.0%                                                             $3,799,284,691
                                                                                           ==============

----------
* Non-income producing security.
+ Restricted securities.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

STATEMENT OF ASSETS AND LIABILITIES June 30, 1998


ASSETS:
Investments at value:

 Common stocks (cost--$2,658,181,109) ..............   $3,716,236,925
 Tri-Continental Financial Division
  (cost--$17,798,984) ..............................       18,869,765
 Short-term holdings (cost--$74,100,000) ...........       74,100,000    $3,809,206,690
                                                       --------------
Cash ................................................................           527,998
Receivable for dividends and interest ...............................         7,660,820
Receivable for securities sold ......................................         3,480,538
Investment in, and expenses prepaid to, stockholder
  service agent .....................................................           459,081
Other ...............................................................           729,421
                                                                         --------------
TOTAL ASSETS ........................................................    $3,822,064,548
                                                                         --------------

LIABILITIES:
Payable for securities purchased ....................................    $   19,859,222
Dividends payable ...................................................           470,463
Accrued expenses, taxes, and other ..................................         2,450,172
                                                                         --------------
TOTAL LIABILITIES ...................................................    $   22,779,857
                                                                         --------------
NET INVESTMENT ASSETS ...............................................    $3,799,284,691

Preferred Stock, at $50 par value ...................................        37,637,000
                                                                         --------------
NET ASSETS FOR COMMON STOCK .........................................    $3,761,647,691
                                                                         ==============
NET ASSETS PER SHARE OF COMMON STOCK
  (MARKET VALUE--$27.875) ...........................................            $34.02
                                                                                 ======


STATEMENT OF CAPITAL STOCK AND SURPLUS June 30, 1998

CAPITAL STOCK:
  $2.50 Cumulative Preferred Stock, $50 par value,
  asset coverage per share--$5,047.27
  Shares authorized--1,000,000; issued
  and outstanding--752,740 ..........................................   $    37,637,000
  Common Stock, $0.50 par value:
  Shares authorized--129,000,000; issued
  and outstanding--110,568,118 ......................................        55,284,059
SURPLUS:
 Capital surplus ....................................................     2,418,629,096
 Distributions in excess of net investment income                            (2,234,482)
 Undistributed net realized gain                                            230,863,265
 Net unrealized appreciation of investments .........................     1,059,126,597
 Net unrealized depreciation on translation of assets
  and liabilities denominated in foreign currencies                             (20,844)
                                                                          -------------
                                                                         $3,799,284,691
                                                                         ==============


----------
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 1998

INVESTMENT INCOME:
 Dividends ......................................   $ 32,569,244
 Interest .......................................      5,065,421
                                                    ------------
TOTAL INVESTMENT INCOME (net of foreign taxes
 withheld of $228,260) .........................................   $ 37,634,665

EXPENSES:
 Management fee .................................   $  7,287,163
 Stockholder account and registrar services .....      1,827,211
 Stockholder reports and communications .........        637,457
 Custody and related services ...................        260,001
 Stockholders' meeting ..........................        149,172
 Auditing and legal fees ........................        145,217
 Directors' fees and expenses ...................        117,430
 Registration ...................................         72,193
 Miscellaneous ..................................         67,496
                                                    ------------
TOTAL EXPENSES .................................................     10,563,340
                                                                   ------------
NET INVESTMENT INCOME ..........................................   $ 27,071,325*
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
 Net realized gain on investments ...............   $238,541,094
 Net realized loss from foreign
  currency transactions .........................     (9,741,883)
 Net change in unrealized appreciation
  of investments ................................    194,018,365
 Net change in unrealized depreciation
  on translation of assets and liabilities
  denominated in foreign currencies .............      7,753,610
                                                    ------------
NET GAIN ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS .........................................    430,571,186
                                                                    -----------
INCREASE IN NET INVESTMENT ASSETS
 FROM OPERATIONS ...............................................   $457,642,511
                                                                   ============

----------
*Net investment income available for Common Stock is $25,558,964, which is net of Preferred Stock dividends of $940,925, and includes a portion of the net realized loss from foreign currency transactions of $571,436, which is a reduction to ordinary income.

See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS

                                                          SIX MONTHS ENDED      YEAR ENDED
                                                           JUNE 30, 1998     DECEMBER 31, 1997
                                                          ----------------   -----------------
OPERATIONS:
Net investment income .................................   $   27,071,325      $   58,712,421
Net realized gain on investments ......................      238,541,094         463,458,808
Net realized loss from foreign currency transactions ..       (9,741,883)         (6,633,164)
Net change in unrealized appreciation
  of investments ......................................      194,018,365         210,948,617
Net change in unrealized appreciation/depreciation
  on translation of assets and liabilities
  denominated in foreign currencies ...................        7,753,610          (9,609,797)
                                                          --------------      --------------
INCREASE IN NET INVESTMENT
  ASSETS FROM OPERATIONS ..............................   $  457,642,511      $  716,876,885
                                                          --------------      --------------

Distributions to Stockholders:
Net investment income:
  Preferred Stock (per share: $1.25 and $2.50) ........   $     (940,925)     $   (1,881,850)
  Common Stock (per share: $0.26 and $0.60) ...........      (27,453,937)        (58,603,778)
                                                          --------------      --------------
                                                          $  (28,394,862)     $  (60,485,628)
Net realized gain on investments:

  Common Stock (per share: $1.835 and $3.447) .........     (193,711,024)       (338,654,348)
                                                          ---------------     --------------
DECREASE IN NET INVESTMENT ASSETS
  FROM DISTRIBUTIONS ..................................     (222,105,886)     $ (399,139,976)
                                                          --------------      --------------

Capital Share Transactions:
Value of shares of Common Stock issued
  at market price in gain distributions
  (4,886,032 and 9,018,136 shares) ....................   $  137,572,583      $  240,732,759
Value of shares of Common Stock issued
  for investment plans (816,640 and 1,805,903 shares) .       23,290,288          48,297,075
Cost of shares purchased for investment plans
  (932,383 and 1,864,646 shares) ......................      (26,569,006)        (49,978,136)
Net proceeds from issuance of shares of
  Common Stock upon exercise of
  Warrants (915 and 647 shares) .......................            1,281                 989
                                                          --------------      --------------
INCREASE IN NET INVESTMENT ASSETS
  FROM CAPITAL SHARE TRANSACTIONS .....................   $  134,295,146      $  239,052,687
                                                          --------------      --------------
INCREASE IN NET INVESTMENT ASSETS .....................   $  369,831,771      $  556,789,596
Net Investment Assets:
Beginning of period ...................................    3,429,452,920       2,872,663,324
                                                          --------------      --------------
END OF PERIOD (including distributions in excess of net
  investment income and accumulated net investment
  loss of $2,234,482 and $339,509, respectively) ......   $3,799,284,691      $3,429,452,920
                                                          ==============      ==============

----------
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Corporation:

   a. SECURITY VALUATION -- Investments in stocks, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

   b. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Corporation are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

         The Corporation separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Corporation separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

   c. FORWARD CURRENCY CONTRACTS -- The Corporation may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

   d. FEDERAL TAXES -- There is no provision for federal income tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

   e. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Corporation is informed of the dividend. Interest income is recorded on the accrual basis.

   f. DISTRIBUTIONS TO STOCKHOLDERS -- The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net investment assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Corporation.

TRI-CONTINENTAL CORPORATION

2. AUTOMATIC DIVIDEND INVESTMENT AND CASH PURCHASE PLANS -- Under the Corporation's Charter, dividends on the Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation's option at any time on 30 days' notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

   The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended June 30, 1998, 932,383 shares were purchased from Plan participants at a cost of $26,569,006, which represented a weighted average discount of 17.35% from the net asset value of those acquired shares. A total of 816,640 shares were issued to Plan participants during the six months for proceeds of $23,290,288, a discount of 17.25% from the net asset value of those shares.

   At June 30, 1998, 241,280 shares of Common Stock were reserved for issuance upon exercise of 14,379 Warrants, each of which entitled the holder to purchase
16.78 shares of Common Stock at $1.34 per share. Assuming the exercise of all Warrants outstanding at June 30, 1998, net investment assets would have increased by $323,315 and the net asset value of the Common Stock would have been $33.95 per share. The number of Warrants exercised during the six months ended June 30, 1998 and the year ended December 31, 1997, was 57 and 44, respectively.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding USGovernment obligations and short-term investments, amounted to $1,109,318,367 and $1,041,429,381, respectively; sales of USGovernment obligations amounted $143,521,094. At June 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $1,110,733,207 and $51,606,610, respectively.

4. SHORT-TERM INVESTMENTS -- At June 30, 1998, the Corporation owned short-term investments which matured in less than seven days.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Corporation and provides for the necessary personnel and facilities. Compensation of all officers of the Corporation, all directors of the Corporation who are employees or consultants of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation's daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the six months ended June 30, 1998, was equivalent to an annual rate of 0.40% of the average daily net assets of the Corporation.

   Prior to March 31, 1998, Seligman Henderson Co., an entity owned 50% each by the Manager and Henderson International, Inc., a subsidiary of Henderson plc, supervised and directed all or a portion of the Corporation's foreign investments. For this service, the Manager paid Seligman Henderson Co. a monthly fee.

   Seligman Data Corp., owned by the Corporation and certain associated investment companies, charged the Corporation at cost $1,765,850 for stockholder account services. The Corporation's investment in Seligman Data Corp. is recorded at a cost of $43,681.

   Certain officers and directors of the Corporation are officers or directors of the Manager and/or Seligman Data Corp.

TRI-CONTINENTAL CORPORATION

   The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Corporation or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 1998, of $452,375 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. RESTRICTED SECURITIES -- At June 30, 1998, the Tri-Continental Financial Division of the Corporation was comprised of three investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships, along with their cost and values at June 30, 1998, are as follows:

           Investments                 Acquisition Date(s)      Cost          Value
------------------------------------   -------------------   -----------   -----------
Water Street Corporate Recovery
  Fund I, L.P.                         10/9/90 to 8/22/97    $   234,509   $   234,509
WCAS Capital Partners II, L.P.         12/11/90 to 3/24/98     7,353,396     7,407,664
Whitney Subordinated Debt Fund, L.P.   7/12/89 to 6/24/98     10,211,079    11,227,592
                                                             -----------   -----------
Total                                                        $17,798,984   $18,869,765
                                                             ===========   ===========

TRI-CONTINENTAL CORPORATION

FINANCIAL HIGHLIGHTS

   The Corporation's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average shares outstanding.

   "Total investment return for period" measures the Corporation's performance assuming that investors purchased shares of the Corporation at the market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Corporation's Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling shares of the Corporation. The total investment return for periods of less than one year is not annualized.

   The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock, for all periods presented do not reflect the effect of dividends paid to Preferred Stockholders.


                                      Six Months                   Year Ended December 31,
                                         Ended      -----------------------------------------------------
                                     June 30, 1998   1997       1996       1995       1994       1993
                                     ------------   -------    -------    ------     ------     ------
Per Share Operating Performance:
NET ASSET VALUE,
 BEGINNING OF PERIOD ................   $32.06      $29.28     $27.58     $23.70       $27.49     $28.03
                                        ------      ------     ------     ------       ------     ------
Net investment income ...............     0.25        0.60       0.68       0.74        0.83        0.83
Net realized and unrealized
 investment gain (loss) .............     4.10        6.94       4.84       6.14       (1.69)       1.46
Net realized and unrealized
 gain (loss)from foreign
 currency transactions ..............    (0.02)      (0.17)     (0.02)      0.03        0.02          --
                                        ------      ------     ------     ------      ------      ------

INCREASE (DECREASE) FROM
 INVESTMENT OPERATIONS ..............     4.33        7.37       5.50       6.91       (0.84)       2.29
Dividends paid on Preferred Stock ...    (0.01)      (0.02)     (0.02)     (0.02)      (0.03)      (0.03)
Dividends paid on Common Stock ......    (0.26)      (0.60)     (0.66)     (0.73)      (0.79)      (0.80)
Distribution from net gain realized      (1.84)      (3.45)     (2.72)     (2.01)      (1.90)      (1.80)
Issuance of Common Stock
 in gain distributions ..............    (0.26)      (0.52)     (0.40)     (0.27)      (0.23)      (0.19)
Issuance of Common Stock
 upon Warrant exercise ..............       --          --         --         --          --       (0.01)
                                        ------      ------     ------     ------      ------      ------
NET INCREASE (DECREASE)
 IN NET ASSET VALUE .................     1.96        2.78       1.70       3.88       (3.79)      (0.54)
                                        ------      ------     ------     ------      ------      ------
NET ASSET VALUE,
 END OF PERIOD ......................   $34.02      $32.06     $29.28     $27.58      $23.70      $27.49
                                        ======      ======     ======     ======      ======      ======
ADJUSTED NET ASSET VALUE,
  END OF PERIOD* ....................   $33.95      $31.99     $29.22     $27.52      $23.65      $27.42
MARKET VALUE, END OF PERIOD .........   $27.875     $26.6875   $24.125    $22.625     $19.875     $23.75


---------
See footnotes on page 21.

TRI-CONTINENTAL CORPORATION


                                      Six Months                          Year Ended December 31,
                                         Ended        ---------------------------------------------------------------
                                     June 30, 1998      1997          1996          1995          1994         1993
                                     ------------     --------      --------      --------      --------    ----------
Total Investment Return for Period:

Based upon market value ...........        12.23%        27.96%        21.98%        27.95%        (5.07)%        3.47%
Based upon net asset value ........        14.03%        26.65%        21.45%        30.80%        (2.20)%        8.95%

Ratios/Supplemental Data:
Expenses to average net
  investment assets ...............         0.58%+        0.60%         0.62%         0.63%         0.64%         0.66%
Expenses to average net assets for
  Common Stock ....................         0.58%+        0.60%         0.63%         0.64%         0.65%         0.67%
Net investment income to
  average net investment assets ...         1.48%+        1.80%         2.27%         2.71%         3.08%         2.88%
Net investment income to average
  net assets for Common Stock .....         1.49%+        1.82%         2.31%         2.75%         3.14%         2.94%
Portfolio turnover rate ...........        30.83%        83.98%        53.96%        62.28%        70.38%        69.24%
NET INVESTMENT ASSETS,
  End of Period (000s omitted):

  For Common Stock ................    $3,761,648    $3,391,816    $2,835,026    $2,469,149    $1,994,098    $2,166,212
  For Preferred Stock .............        37,637        37,637        37,637        37,637        37,637        37,637
                                       ----------    ----------    ----------    ----------    ----------    ----------
TOTAL NET INVESTMENT ASSETS .......    $3,799,285    $3,429,453    $2,872,663    $2,506,786    $2,031,735    $2,203,849
                                       ==========    ==========    ==========    ==========    ==========    ==========


-----------
* Assumes the exercise of outstanding warrants.
+ Annualized.
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SECURITY HOLDERS,
Tri-Continental Corporation:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, and the statement of capital stock and surplus of Tri-Continental Corporation as of June 30, 1998, the related statements of operations for the six months then ended and of changes in net investment assets for the six months then ended and for the year ended December 31, 1997, and the financial highlights for the six months then ended and for each of the years in the five-year period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the Corporation's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Tri-Continental Corporation as of June 30, 1998, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
------------------------
DELOITTE & TOUCHE LLP

New York, New York
July 31, 1998

TRI-CONTINENTAL CORPORATION

PROXY RESULTS

   Tri-Continental Corporation Stockholders voted on the following proposals at the Annual Meeting of Stockholders on May 21, 1998, in St. Louis, MO. The description of each proposal and the voting results are stated below. Each nominee for Director was elected, and the selection of Deloitte & Touche LLP as auditors for 1998 was ratified. None of the Stockholder proposals passed.

                                          For            Withheld
                                       ---------         ---------
Election of Directors:

  Alice S. Ilchman                    80,687,629         2,930,919
  Frank A. McPherson                  80,668,319         2,950,229
  Richard R. Schmaltz                 80,718,557         2,899,991
  Brian T. Zino                       80,749,828         2,868,720



                                                                                             Broker
                                          For             Against          Abstain          Non-Vote
                                       ---------          -------          -------          --------
Ratification of Deloitte &
  Touche LLP as auditors              81,286,987         1,566,694         764,867             n/a

Stockholder proposal relating to:
  1) Allowing access
     to stockholder lists              8,936,795        51,789,543        3,003,048        19,889,162

  2) Additional qualifications
     for potential Directors          11,964,664        48,455,671        3,309,053        19,889,160

  3) Open-ending                       9,471,028        50,919,460        3,338,901        19,889,159


TRI-CONTINENTAL CORPORATION
BOARD OF DIRECTORS

JOHN R. GALVIN (2,4)
DEAN, Fletcher School of Law and
 Diplomacy at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN (3,4)
TRUSTEE, Committee for Economic
 Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (2,4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW (2,4)
RETIRED CHAIRMAN AND SENIOR PARTNER,
 Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, The New York and
 Presbyterian Hospital

BETSY S. MICHEL (2,4)
TRUSTEE, The Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES,
 St. George's School

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
 J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3,4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch,
 Law Firm

JAMES Q. RIORDAN (3,4)
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic
 Development
DIRECTOR, Public Broadcasting Service

RICHARD R.SCHMALTZ (1)
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
 J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS,Colby College

ROBERT L. SHAFER (3,4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2,4)
DIRECTOR AND CONSULTANT,
 Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
 J. & W. Seligman & Co. Incorporated


--------------------
   Member:
     (1) Executive Committee
     (2) Audit Committee
     (3) Director Nominating Committee
     (4) Board Operations Committee

TRI-CONTINENTAL CORPORATION               LAWRENCE P. VOGEL
                                          VICE PRESIDENT
EXECUTIVE OFFICERS

WILLIAM C. MORRIS                         THOMAS G. ROSE
CHAIRMAN                                  TREASURER

BRIAN T. ZINO                             FRANK J. NASTA
PRESIDENT                                 SECRETARY

CHARLES W. KADLEC
VICE PRESIDENT

CHARLES C. SMITH, JR.
VICE PRESIDENT

--------------------------------------------------------------------------------

FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS

(800) TRI-1092      Stockholder Services

(800) 445-1777      Retirement Plan Services

(212) 682-7600      Outside the United States

(800) 622-4597      24-Hour Automated
                    Telephone Access Service

                           TRI-CONTINENTAL CORPORATION
                                   MANAGED BY

                                     [LOGO]

                              J.& W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017


    THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF STOCKHOLDERS OR THOSE
       WHO HAVE RECEIVED THE CURRENT PROSPECTUS COVERING SHARES OF COMMON STOCK OF TRI-CONTINENTAL CORPORATION, WHICH CONTAINS INFORMATION ABOUT
                         MANAGEMENT FEES AND OTHER COSTS

                                                                     CETR13 6/98